                                                                    EXHIBIT 10.6

                      TECHNOLOGY TRANSFER OPTION AGREEMENT
                      ------------------------------------

This Agreement is made as of the 5th day of January, 1998

BETWEEN:

                     The New Brunswick Telephone Company, Limited, a New Brunswick business corporation (hereinafter called "NBTel")

                                                              OF THE FIRST PART

                     and

                     506048 N.B. Ltd., a New Brunswick business corporation (hereinafter called "506")

                                                              OF THE SECOND PART

                     and

                     imagicTV Inc., a corporation Incorporated under the laws of Canada, (hereinafter called "imagic")

                                                               OF THE THIRD PART



WHEREAS NBTel and 506 intend to carry on research and development activities directed toward the creation of commercially viable products relating to digital broadcasting over Internet Protocol networks and supporting hardware of the nature described in Schedule "A" hereto (the "Products"); and

WHEREAS in the course of such research and development activities, NBTel and 506 will produce and/or acquire NBTel and 506 Technology as defined herein; and

WHEREAS imagic is desirous of acquiring the right, exercisable at its option as hereinafter provided, to purchase from NBTel and 506 all NBTel and 506 Technology as may be generated from such research and development activities on the terms hereinafter contained; and

NOW THEREFORE in consideration of the sum of TEN DOLLARS ($10.00) in lawful money of Canada and of the mutual covenants herein contained the receipt and sufficiency of which is hereby acknowledged, the Parties agree with each other as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

1.1 In this Agreement and in any amendment hereto, unless there is something in the subject matter or context inconsistent therewith:

     (a) "Business Day" means any day of the year other than a Saturday, Sunday or statutory holiday or any other day on which banks are required or authorized to close in Toronto, Ontario or Saint John, New Brunswick;

     (b) "Completion Date" means the date specified in the Research Schedule being the earlier of either January 1,1999; such time as the Product has reached Market Trial Version 1.0; or such time as the total Contract Fee has been paid to imagic pursuant to the Development Agreement;

     (c) "Conversion Event" has the meaning set out in Article IV of this Agreement whereby imagic shall issue and deliver Shares to NBTEL and 506 in exchange for the conveyance of the NBTEL and 506 Technology to imagic.

     (d) "Development Agreement" means the development agreement having an effective date of January 5,1998 between imagic and NBTel and 506;

     (e) "License Agreement" means the license agreement having an effective date of January 5, 1998 between NBTel and 506 and imagic;

     (f) "NBTel and 506 Technology" shall mean the NBTel and 506 Technology as defined in the Development Agreement;

     (g) "Option" means the option of imagic to acquire the NBTel and 506 Technology, in exchange for the issuance to each of NBTel and 506 of Shares, exercisable at the sole discretion of imagic as described more fully in Article IV of this Agreement;

     (h) "Parties" means collectively, 506, NBTel, imagic and any other Person who becomes a Party to this Agreement in accordance with the provisions hereof, and "Party" means any one of them;

     (i) "Person" means any individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity;

     (j) "Products" means each of those Products described in Schedule "A" hereto;

     (k) "Shares" means the Class A Share(s) of imagic but does not include any rights, warrants, options or other instruments entitling the holder, whether or not on a contingency, to acquire from treasury Class A Share(s) of imagic, and/or any instruments convertible, whether or not on a contingency, into any of the foregoing unless and until such rights of conversion have been exercised and such shares have been issued in respect thereto;

     (l) "Technology Transfer Option Agreement" or "Agreement" means the terms and conditions of this Agreement and any written amendments or supplements executed by the Parties hereto;

1.2  Extended Meanings. In this Agreement, unless there is something in the
     -----------------
subject matter or context inconsistent therewith words importing the singular number include the plural and vice versa and words importing gender include all genders.

1.3  Headings. The division of this Agreement into articles, sections and
     --------
subsections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

1.4  Applicable Law. This Agreement shall be construed in accordance with the
     --------------
laws of the Province of New Brunswick and the laws of Canada applicable therein and shall be treated in all respects as a New Brunswick contract. Any action, suit or proceeding arising out of or relating to this Agreement shall be brought in the courts of the Province of New Brunswick and each of the Parties hereby irrevocably submits to the jurisdiction of such courts.

1.5  Consent. Whenever a provision of this Agreement requires an approval or
     -------
consent by a Party to this Agreement and notification of such approval or consent is not delivered within the applicable time limit, then, unless otherwise specified, the Party whose consent or approval is required shall be conclusively deemed to have withheld its approval or consent.

1.6  Currency. Unless otherwise expressly stated, references to sums of money
     --------
herein are to lawful money of Canada.

1.7  Computation of Time Periods. In this Agreement, in the computation of
     ---------------------------
periods of time from a specified date to a later specified date, unless otherwise expressly stated, the word "from" means "from but excluding" and the words "to" and "until" each mean "to and Including" and if the last day of any such period is not a Business Day, such period shall end on the next Business Day.

                                  ARTICLE II

                                   SCHEDULES
                                   ---------

2.1  The following is a list of schedules annexed to this Agreement:

     Schedule "A" - Description of Products

     Schedule "B" - Description of Development Stage of Products Required
                    to Achieve Market Trial Version 1.0


                                  ARTICLE III

                             DEVELOPMENT ACTIVITIES
                             ----------------------

3.1 NBTel and 506 have agreed with imagic to carry out research and development activities in accordance with the Development Agreement with a view to NBTel and 506 achieving the stage of development of the Products described in Schedule "B" hereto.

                                   ARTICLE IV

                                     OPTION
                                     ------

4.1  Conversion Event. imagic shall issue and deliver Shares to each of NBTel
     ----------------
and 506 in exchange for the conveyance by NBTel and 506 of the NBTCI and 506 Technology to imagic upon the occurrence of the earlier of one of the following events:

     (a) upon NBTel and 506's receipt of a written notice from imagic delivered at any time within six (6) months following the Completion Date, whereby Imagic agrees to purchase all, but not less than all, of the interest of each of NBTel and 506 in the NBTel and 506 Technology;

     (b) a take-over bid, as defined in the Securities Act (Ontario), is made with respect to imagic;

     (c) an acquisition of control of imagic, where control is as defined in the Canada Business Corporations Act; or

     (d) on the day of closing of a public offering or listing on a stock exchange of imagic in either Canada or the United States.

Upon the occurrence of one of the foregoing events NBTel and 506 shall deliver to imagic a conveyance pursuant to which NBTel and 506 sells, transfers, assigns and sets over unto imagic the interest of each of NBTel and 506 in the NBTel and 506 Technology, and upon receipt of such conveyance, imagic shall cause Shares to be issued to each of NBTel and 506.

                                   ARTICLE V

                            DISCLOSURE OF TECHNOLOGY
                            ------------------------

5.1   (a)   in the event of a Conversion Event pursuant to Article IV of this
            Agreement, NBTel and 506 shall disclose to imagic all of the NBTel and 506 Technology.

      (b) Where disclosure of NBTel and 506 Technology is required as hereinbefore provided, such disclosure shall consist, in the case of physical items embodying the NBTel and 506 Technology, of delivery of same to imagic. Where such NBTel and 506 Technology consists of information and know-how, such disclosure shall consist of delivering to imagic all documents and other records (including computer discs and tapes) containing information relating to the NBTel and 506 Technology to be disclosed and making personnel of NBTel and 506 available to imagic for the purpose of explaining and disclosing such NBTel and 506 Technology. NBTel and 506 shall be entitled to retain copies of such documents and records only to the extent necessary to enable NBTel and 506 to carry out research and development activities on subsequent development stages of the Products.


                                   ARTICLE VI

                                 CONFIDENTIALITY
                                 ---------------

6.1 NBTel and 506 agrees that any NBTel and 506 Technology sold to imagic or information disclosed to imagic pursuant to this Agreement is proprietary property and confidential information and that NBTel and 506 shall not disclose or use such technology following such sale except:

      (a)   as provided for in Article V hereof; or

      (b) if the portion of such proprietary property and confidential information that is to be disclosed or used has become generally known to the trade or public, provided that such general knowledge is not the result of a breach by NBTel and 506 ; or

      (c) if the portion of such proprietary property and confidential Information that is to be disclosed or used has been obtained by NBTel and 506 from a source other than pursuant to this Agreement and without breach of this Agreement; or

      (d)   such disclosure is required by compulsion of law.

                                  ARTICLE VII

                                  PATENT RIGHTS
                                  -------------

7.1 imagic, to the extent it acquires the NBTel and 506 Technology pursuant to this Agreement, shall have the exclusive right to apply for any patents, copyrights and industrial design registrations embodied in such NBTel and 506 Technology. If imagic requires an application for such patent to be made, NBTel and 506, at the expense of imagic, shall take all steps within its power necessary to assist imagic in filing such applications and prosecuting the same until such patents are issued. in the event that NBTel and 506 alone or in conjunction with imagic must apply for any such patent, NBTel and 506 shall hold any rights it may acquire in any such patent in trust for imagic to be dealt with in the manner specified by imagic.

                                  ARTICLE VIII

                               FURTHER ASSURANCES
                               ------------------

8.1 In the event that NBTel and 506 sells the NBTel and 506 Technology to imagic pursuant to the provisions hereof, NBTel and 506 covenants and agrees with imagic to execute all documents and take all steps as may be necessary or desirable in the reasonable opinion of imagic to further and better assert and confirm unto imagic the rights with respect to NBTel and 506 Technology acquired by imagic through NBTel and 506.

                                   ARTICLE IX

                               SECTION 85 ROLLOVER
                               -------------------

9.1 In the event of a Conversion Event pursuant to Article IV of this Agreement, NBTel and 506 and imagic agree to file jointly and in a timely fashion an election in prescribed form pursuant to subsection 85 of the Income Tax Act (Canada) in respect of such purchase and sale of NBTel and 506 Technology, whereby the amount that NBTel and 506 and imagic shall agree upon in respect of the disposition of the subject NBTel and 506 Technology (hereinafter called the "agreed amount") shall be $1.00, which agreed amount shall be deemed to be the proceeds of disposition to NBTel and 506 of such NBTel and 506 Technology and the cost to imagic thereof for the purposes of the Income Tax Act (Canada). NBTel and 506 shall be responsible for preparing the prescribed forms for execution and filing in accordance with the Income Tax Act (Canada).


                                   ARTICLE X

                                    CLOSING
                                    -------

10.1 Upon the occurrence of a Conversion Event pursuant to Article IV hereof, there shall within seven (7) days be a closing. At the closing, (a) imagic shall deliver share certificates to NBTel and 506 representing the number of Shares to be issued upon occurrence of a Conversion Event together with such supporting documentation as NBTel and 506 may reasonably require to establish that the shares have been duly and properly issued as fully-paid and non-assessable shares of imagic; and (b) NBTel and 506 shall deliver to imagic an assignment of all right, title and interest in and to the relevant NBTel and 506 Technology, free and clear of all liens, encumbrances and claims of any nature whatsoever, together with all physical manifestations of such NBTel and 506 Technology and the documentation therefor, including source code in machine-readable form, and such additional documentation in connection with the transfer of such technologies as imagic may reasonably require.

                                   ARTICLE XI

                              UNDERTAKING TO ADJUST
                              ---------------------

11.1 It is the intention of imagic and NBTel and 506 that the transaction herein provided for shall take place at the fair market value of the NBTel and 506 Technology as of the date of the Conversion Event. Notwithstanding the foregoing provisions, the Parties agree that if any taxing authority should allege that the consideration, determined as provided for in Article IV hereof, is not equal to the fair market value of the NBTel and 506 Technology or makes or proposes to make an assessment on the basis that any benefit or advantage is conferred on any person by reason of the sale herein provided for, then the consideration shall be, and shall be deemed always to have been, the amount that is determined to be the fair market value of the NBTel and 506 Technology by an accountant mutually acceptable to NBTel and 506, after it has consulted with such taxing authority, and the Parties shall make such adjustments and execute such documentation as is necessary to give effect to such adjustment of the consideration.

                                  ARTICLE XII

                                     GENERAL
                                     -------

12.1   Adjustment upon Changes in Capitalization. In the event of any change in
       -----------------------------------------
the number of issued and outstanding Shares of imagic by reason of any stock dividend, split-up, amalgamation, merger, recapitalization, combination, conversion, exchange of Shares or other change in the corporate or capital structure of imagic that could have the effect of diluting or otherwise affecting the consideration to be paid to NBTel and 506 hereunder, the number of Shares issued upon exercise of the Option shall be appropriately adjusted.

12.2   Notices. Any notice, demand or other communication required or permitted
       -------
to be given to any Party hereunder shall be in writing and shall be either:

       (a)  personally delivered;

       (b)  sent by same-day or next-day courier or mail;

          (c) sent by prepaid telecopier, telex or similar method of electronic communication including facsimile transmission, which produces a paper record; or

          (d)  prepaid registered mall.

Any notice so given shall be sent to the Parties at their respective addresses set out below:

          (a)  In the case of a notice to 506:

               506048 N.B. Ltd.
               c/o Kanata Research Park Corporation
               555 Legget Dr.
               Kanata, Ontario
               Canada
               K2K 2X3

               Attention: President
               Fax No.: (613) 591-0018


          (b)  In the case of a notice to NBTel:

               The New Brunswick Telephone Company, Limited.,
               One Brunswick Square
               Saint John, New Brunswick
               Canada
               E2L 4L4

               Attention: General Counsel
               Fax No.: (506) 694-2722

          (c)  In the case of a notice to imagic:

               imagicTV Inc.
               One Brunswick Square
               l4th Floor
               P.O. Box 303
               Saint John, New Brunswick
               Canada
               E2L 3Y2

               Attention: President
               Fax No.: (506) 631-3001

And in all cases so delivered personally or by courier or so sent by means of electronic communication. Any notice so given is deemed conclusively to have been given and received when so personally delivered or sent by telex, telecopier, or other electronic communication or on the fifth business day following the sending thereof by private courier or mail. Any Party hereto may change any particulars of its address for notice by notice to the others in the manner aforesaid.

12.4   Amendments. No supplement, modification, waiver, qualification or
       ----------
termination of this Agreement shall be binding unless executed in writing by the Parties to be bound thereby.

12.5   Successors and Assigns. This Agreement shall be binding upon and enure to
       ----------------------
the benefit of the Parties hereto and their respective successors and permitted assigns. Nothing herein, express or implied, is intended to confer on any person, other than the Parties hereto and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

12.6   Assignment. This Agreement shall not be assigned by imagic. Unless
       ----------
otherwise agreed by imagic, NBTel and 506 shall only assign this Technology Transfer Option Agreement and corresponding Schedules to an Affiliate as defined in the Canada business Corporations Act and further provided that NBTel or 506, as the case may be, must concurrently assign to the same corporation, the Development Agreement, License Agreement and corresponding Schedules to the same corporation and such corporation agrees to be bound by the Development Agreement, License Agreement and corresponding Schedules thereto. Any further assignment by the Affiliate of NBTel or 506 shall be subject to the written consent of NBTel or its Affiliate, or 506 or its Affiliate, as the case may be.

12.7   Severability. Each and every provision of this Agreement shall be treated
       ------------
as separate and distinct and in the event of any provision hereof being declared invalid such provision shall be deemed to be severable and all other provisions hereof shall remain in full force and effect.

12.8   Entire Agreement. This Agreement and the Schedules attached constitute
       ----------------
the entire agreement between the Parties relating to the subject matter hereof and supersedes any and all prior agreements, discussions and representations.

12.9   Separate Counterparts. This Agreement may be executed by the Parties
       ---------------------
hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

12.10    Time of the Essence. Time shall be of the essence of this Agreement.
         -------------------

IN WITNESS WHEREOF, NBTel and 506 and imagic have caused this agreement to be duly executed as of the 5th day of January, 1998.


                              506048 N.B. Ltd.


                              By:
                                  -------------------
                              Name:
                                    -----------------
                              Title:
                                     ----------------


                              By:
                                  -------------------
                              Name:
                                    -----------------
                              Title:
                                     ----------------


                              THE NEW BRUNSWICK TELEPHONE COMPANY, LIMITED


                              By:
                                  -------------------
                              Name:
                                    -----------------
                              Title:
                                     ----------------


                              By:
                                  -------------------
                              Name:
                                    -----------------
                              Title:
                                     ----------------


                              imagicTV Inc.


                              By:
                                  -------------------
                              Name:
                                    -----------------
                              Title:
                                     ----------------


                              By:
                                  -------------------
                              Name:
                                    -----------------
                              Title:
                                     ----------------

                                 SCHEDULE "A"

Product(s) to be developed:

         The imagicTV Broadcast Distribution System. The integrated broadcast distribution systems is composed of a series of components that can be configured with various modules to allow residential users, via an Electronic Program Guide, to select and view audio/video content in their home over a broadband multicast IP network. All as more fully described in the Research Schedule to the Development Agreement between the Parties dated the 5th day of January, 1998.

         The Parties agree that the terms and conditions of this Schedule form part of and are incorporated into the Technology Transfer Option Agreement.

         IN WITNESS WHEREOF the Parties have executed this Schedule this 5th day of January, 1998.


                              506048 N.B. Ltd.


                              By:
                                  -------------------
                              Name:
                                    -----------------
                              Title:
                                     ----------------


                              By:
                                  -------------------
                              Name:
                                    -----------------
                              Title:
                                     ----------------

                              THE NEW BRUNSWICK TELEPHONE COMPANY, LIMITED


                              By:
                                  -------------------
                              Name:
                                    -----------------
                              Title:
                                     ----------------


                              By:
                                  -------------------
                              Name:
                                    -----------------
                              Title:
                                     ----------------
                              imagicTV Inc.


                              By:
                                  -------------------
                              Name:
                                    -----------------
                              Title:
                                     ----------------


                              By:
                                  -------------------
                              Name:
                                    -----------------
                              Title:
                                     ----------------

                                 SCHEDULE "B"

                      Research Stage Required to Achieve
                     Market Trial Version 1.0 of Products.


The imagicTV Broadcast Distribution System research product consists of the following phases:

Phase I -         System Architecture

January 98 - March 98
         Complete the overall system architecture.
         Determine the high level functional and technical architecture for the broadcast distribution systems.

Phase II -        Proof of Concept (Release 0.1):

February 98- March 98
         Complete prototype system which delivers IP multicast MPEG-1/MPEG-2 content to a PC based hard coded Electronic Program Guide. Complete the analysis of scalability of technology.
         Begin end-to-end testing of the IP multicast broadcast distribution systems using the NBTel labs.

Phase III -       Development phase leading to Technical Trial (Release 0.5):

February 98- September 98
         Begin alpha testing of the Newbridge CSI in the imagicTV labs. Electronic Program Guide (EPG) - Deliver first generation EPG for field testing on both PC and TV.
         EPG database - Deliver first generation software for field testing. Live MPEG encoder - Deliver first generation component for field testing.
         Near Video-on-Demand Server - Deliver first generation component for field testing.
         Video-on-Demand Server - Deliver first generation component for field testing.
         Billing, Reporting and Statistics system - Deliver first generation software for field testing.
         Channel Offering Management system - Deliver first generation software for field testing.

Phase IV -        Development phase leading to Market Trial (Release 1.0):

September 98--January 99
         Begin end-to-end testing of the Newbridge CSI in the NBTel labs. Electronic Program Guide (EPG) - Enhance EPG based on customer feed back. Add ad insertion and conditional access system support.
         Ad Server - Deliver first generation software for field testing. Conditional Access System - Deliver first generation component for field testing.
         Customer profile management system - Deliver first generation software for field testing.

         Subscription management (including self service) system - Deliver first generation software for field testing.
         Service activation system - Deliver first generation software for field testing.
         End to End network management system - Deliver first generation software for field testing.
         EPG database - Correct any outstanding bugs.
         Live MPEG encoder - Correct any outstanding bugs.
         Near Video-on-Demand Server - Correct any outstanding bugs. Video-on-Demand Server - Correct any outstanding bugs.
         Billing, Reporting and Statistics system - Correct any outstanding bugs.
         Channel Offering Management system - Correct any outstanding bugs.


         The Parties agree that the terms and conditions this Schedule form part and are incorporated into the Technology Transfer Option Agreement.


         IN WITNESS WHEREOF the Parties have executed this Schedule this 5th day of January, 1998,



                              506048 N.B. Ltd.


                              By:
                                  -------------------
                              Name:
                                    -----------------
                              Title:
                                     ----------------


                              By:
                                  -------------------
                              Name:
                                    -----------------
                              Title:
                                     ----------------


                              THE NEW BRUNSWICK TELEPHONE COMPANY, LIMITED


                              By:
                                  -------------------
                              Name:
                                    -----------------
                              Title:
                                     ----------------

                              By:
                                  -------------------
                              Name:
                                    -----------------
                              Title:
                                     ----------------


                              imagicTV Inc.


                              By:
                                  -------------------
                              Name:
                                    -----------------
                              Title:
                                     ----------------


                              By:
                                  -------------------
                              Name:
                                    -----------------
                              Title:
                                     ----------------